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Contacts:
Investors
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com
Media
Kelly Malone, Brown Shoe Company
(314) 854-4093, kmalone@brownshoe.com

Brown Shoe Company Reports Second Quarter 2012 Results
Consolidated net sales of $599 million with record sales and operating earnings at Famous Footwear
Operating cash flow improved to $119 million, up $76 million year-over-year

ST. LOUIS, Aug. 28, 2012 – Brown Shoe Company, Inc. (NYSE: BWS, brownshoe.com) today reported its second quarter 2012 financial results, with net sales of $599.3 million versus second quarter 2011 net sales of $620.6 million.  Results for both the second quarter of 2012 and 2011 included sales of $8.5 million and $25.8 million, respectively, from brands and businesses the company has exited over the past nine months.  Excluding exited sales, net sales were down 0.7% year-over-year.

The second quarter net loss of ($2.5) million, or ($0.06) per diluted share, improved when compared to ($4.6) million, or ($0.11) per diluted share, in 2011.  The second quarter 2012 loss included portfolio realignment charges of $12.4 million and $2.3 million of charges related to a previously announced organizational change.  On an adjusted* basis, net earnings of $6.8 million, or $0.16 per diluted share, improved compared to a loss of ($2.7) million, or ($0.06) per diluted share, in the prior year.  Gross profit margin for the second quarter of 2012 was 39.0% versus 37.6% in 2011.

“For the second quarter, we delivered record setting sales and operating earnings at Famous Footwear, which was coupled with strong performance from our Contemporary Fashion brands,” said Diane Sullivan, president and chief executive officer of Brown Shoe Company.  “We also continued to see leverage from our strategic portfolio realignment efforts, and this quarter’s results are another positive proof point we are delivering against our commitment to drive shareholder value.”

US$M, except per share (unaudited)	13 Weeks			26 Weeks			52 Weeks
	2Q’12	2Q’11	Change	2Q’12	2Q’11	Change	2Q’12	2Q’11	Change
Famous Footwear	350.3	344.9	1.6%	697.4	687.7	1.4%	1,466.1	1,464.7	–
Wholesale Operations	195.0	215.2	(9.4%)	418.2	432.1	(3.2%)	856.9	833.2	2.8%
Specialty Retail	54.0	60.5	(10.8%)	110.1	120.3	(8.5%)	245.4	262.9	(6.6%)
Consolidated net sales	$599.3	$620.6	(3.4%)	$1,225.7	$1,240.1	(1.2%)	$2,568.4	$2,560.8	0.3%
Gross profit	233.8	233.6	0.1%	472.9	481.6	(1.8%)	987.9	999.1	(1.1%)
Margin	39.0%	37.6%	140 bps	38.6%	38.8%	-20 bps	38.5%	39.0%	-50 bps
SG&A	219.3	233.9	(6.3%)	438.2	468.1	(6.4%)	907.5	942.1	(3.70%)
% of net sales	36.5%	37.7%	-120 bps	35.8%	37.7%	-190 bps	35.3%	36.8%	-150 bps
Net restructuring, other special charges	7.4	0.7	n/m	18.9	2.4	n/m	40.2	6.7	n/m
Impairment of intangible assets	5.8	–	n/m	5.8	–	n/m	5.8	–	n/m
Operating earnings (loss)	1.3	(1.0)	n/m	10.0	11.1	(9.9%)	34.4	50.3	(31.5%)
% of net sales	0.2%	(0.2%)	40 bps	0.8%	0.9%	-10 bps	1.3%	2.0%	-70 bps
Net interest expense	5.7	7.5	(23.8%)	11.8	14.1	(16.5%)	24.1	24.3	(0.3%)
Earnings (loss) before income tax	(4.4)	(8.5)	48.0%	(1.8)	(3.0)	40.6%	10.3	26.0	(60.6%)
Tax rate	38.3%	35.5%		38.8%	29.6%		5.1%	24.6%
Net earnings from discontinued operations	–	0.7	n/m	–	1.0	n/m	14.7	1.0	n/m
Net earnings (loss)	($2.5)	($4.6)	45.0%	($0.8)	($0.9)	8.8%	$24.7	$21.0	17.4%
Per diluted share	($0.06)	($0.11)	45.5%	($0.02)	($0.02)	--	$0.58	$0.47	23.4%
Adjusted operating earnings	$15.9	$1.2	n/m	$37.4	$17.7	111.2%	$85.0	$61.2	38.9%
Per diluted share	$0.16	($0.06)	n/m	$0.39	$0.09	333.3%	$1.00	$0.65	53.8%

Second Quarter Highlights

Famous Footwear reported record second quarter 2012 sales of $350.3 million, a 1.6% year-over-year improvement, with both running and sandals contributing, up 12.8% and 3.7%, respectively.  On a same-store-sales basis, the second quarter was up 3.9% over the prior year.  During the quarter, the company closed or relocated 26 stores and added 14 new stores, and average revenue per square foot improved 6.7% year-over-year.

The company’s Contemporary Fashion platform was up 11.7% in the second quarter, with continued strong growth from the Sam Edelman brand.  In the Healthy Living portfolio, the company’s LifeStride brand delivered double-digit sales growth in the second quarter. Excluding brands the company exited over the past nine months, Wholesale Operations sales were down 3.1% year-over-year in the second quarter.

Consolidated gross profit was flat in the second quarter, while gross profit margin improved by 140 basis points.  The company continued to target SG&A reduction, resulting in a decline of $14.6 million to 36.5% of net sales.  For the quarter, adjusted operating earnings improved to $15.9 million from $1.2 million in the second quarter of 2011.

Inventory at the end of the second quarter was $621.1 million, down 1.1% compared to $627.9 million in the prior year.  Wholesale inventory was down 2.8%, while Famous Footwear inventory was flat.

At quarter-end, Brown Shoe Company had approximately $405.0 million in availability under its revolving credit facility and $47.4 million in cash and cash equivalents.  The company’s debt-to-capital ratio declined to 43.6% from 53.4% in the second quarter of 2011.

Financial Review and 2012 Outlook

“While we’re encouraged by our performance in both the second quarter and the first half -- including the continued successful execution of our ongoing portfolio realignment efforts -- we remain cautious about the overall macroeconomic environment,” said Russ Hammer, chief financial officer of Brown Shoe Company.  “As a result, while we are raising the bottom of our adjusted EPS guidance range to $0.85, we are maintaining the top of the range at $0.95.”

Metric	FY’12
Consolidated net sales	$2.57 to $2.59 billion
Famous Footwear same-store sales	Up low-single digits
Wholesale Operations net sales	Down low- to mid-single digits, reflecting brand exits
Gross profit margin	Up 20 to 40 basis points
SG&A	$920 to $925 million
Non-recurring costs	~$34 million
Net interest expense	$23 to $25 million
Effective tax rate	38% to 40%
Earnings per diluted share	$0.34 to $0.44
Adjusted earnings per diluted share	$0.85 to $0.95
Depreciation and amortization	$56 to $57 million
Capital expenditures	$58 to $63 million

Investor Conference Call

Brown Shoe Company will webcast an investor conference call at 9:00 a.m. ET today, Aug. 28, 2012.  The webcast and accompanying slides will be available at brownshoe.com/investor.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 20401315.  A replay will be available on the website for a limited period.  Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 20401315 through Sept. 11, 2012.

*Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings (loss) attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) intense competition within the footwear industry; (iii) rapidly changing fashion trends and purchasing patterns; (iv) customer concentration and increased consolidation in the retail industry; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China, where ASG has manufacturing facilities and both ASG and Brown Shoe Company rely heavily on third-party manufacturing facilities for a significant amount of their inventory; (vi) Brown Shoe Company’s ability to utilize its new information technology system to successfully execute its strategies, including integrating ASG’s business; (vii) the ability to recruit and retain senior management and other key associates; (viii) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; (ix) the ability to secure/exit leases on favorable terms; (x) the ability to maintain relationships with current suppliers; (xi) compliance with applicable laws and standards with respect to lead content in paint and other product safety issues; (xii) the ability to source product at a pace consistent with increased demand for footwear; (xiii) the impact of rising prices in a potentially inflationary global environment; and (xiv) the ability of Brown Shoe Company to execute its portfolio realignment.  The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 28, 2012, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Brown Shoe Company

Brown Shoe Company is a $2.6 billion, global, footwear company that puts consumers and their needs first, by targeting the strategic Family, Healthy Living and Contemporary Fashion platforms.  We have more than 130 years of experience, passion and product innovation and operate more than 1,300 Famous Footwear and Naturalizer retail stores across the United States, Canada and China.  We also design, source and market many well-known wholesale shoe brands -- such as Naturalizer, Dr. Scholl's Shoes, LifeStride, Sam Edelman, Franco Sarto, Via Spiga, Vera Wang , Avia and Ryka -- across multiple distribution channels.  In addition to our retail and wholesale operations, we maintain a strong online presence with our ecommerce sites, Famous.com, Naturalizer.com and Shoes.com.  Visit brownshoe.com to learn more about us.  Brown Shoe Company:  feel good and live better... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)

	13 Weeks Ended		26 Weeks Ended		52 Weeks Ended
(Thousands, except per share data)	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011

Net sales	$599,279	$620,590	$1,225,720	$1,240,145	$2,568,399	$2,560,762
Cost of goods sold	365,465	386,985	752,842	758,576	1,580,450	1,561,669

Gross profit	233,814	233,605	472,878	481,569	987,949	999,093

Selling and administrative expenses	219,261	233,914	438,175	468,054	907,540	942,067
Restructuring and other special charges, net	7,491	689	18,946	2,433	40,184	6,739
Impairment of intangible assets	5,777	-	5,777	-	5,777	-

Operating earnings (loss)	1,285	(998)	9,980	11,082	34,448	50,287

Interest expense	(5,758)	(6,520)	(11,915)	(13,218)	(24,838)	(23,543)
Loss on early extinguishment of debt	-	(1,003)	-	(1,003)	-	(1,003)
Interest income	77	65	160	150	654	286

(Loss) earnings before income taxes from continuing operations	(4,396)	(8,456)	(1,775)	(2,989)	10,264	26,027

Income tax benefit (provision)	1,682	3,005	689	886	(523)	(6,393)

Net (loss) earnings from continuing operations	(2,714)	(5,451)	(1,086)	(2,103)	9,741	19,634

Discontinued operations:
Earnings from operations of subsidiary, net of tax of $0, $475, $0, $690, $622 and $690, respectively	-	683	-	976	725	976
Gain on sale of subsidiary, net of tax of $0, $0, $0, $0, $6,670 and $0, respectively	-	-	-	-	13,965	-

Net earnings from discontinued operations	-	683	-	976	14,690	976

Net (loss) earnings	(2,714)	(4,768)	(1,086)	(1,127)	24,431	20,610

Net loss attributable to noncontrolling interests	(179)	(159)	(246)	(206)	(239)	(395)

Net (loss) earnings attributable to Brown Shoe Company, Inc.	$(2,535)	$(4,609)	$(840)	$(921)	$24,670	$21,005

Basic (loss) earnings per common share:
From continuing operations	$(0.06)	$(0.13)	$(0.02)	$(0.04)	$0.23	$0.46
From discontinued operations	-	0.02	-	0.02	0.35	0.02

Basic (loss) earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$(0.06)	$(0.11)	$(0.02)	$(0.02)	$0.58	$0.48

Diluted (loss) earnings per common share:
From continuing operations	$(0.06)	$(0.13)	$(0.02)	$(0.04)	$0.23	$0.45
From discontinued operations	-	0.02	-	0.02	0.35	0.02

Diluted (loss) earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$(0.06)	$(0.11)	$(0.02)	$(0.02)	$0.58	$0.47

Basic number of shares	40,687	41,852	40,555	42,164	40,322	42,262
Diluted number of shares	40,687	41,852	40,555	42,164	40,689	42,683

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(Thousands)	July 28, 2012	July 30, 2011	January 28, 2012
ASSETS

Cash and cash equivalents	$47,397	$62,553	$47,682
Receivables, net	134,016	158,595	154,022
Inventories, net	621,067	627,929	561,797
Prepaid expenses and other current assets	49,500	49,360	51,637
Total current assets	851,980	898,437	815,138

Property and equipment, net	134,724	139,078	131,471
Goodwill and intangible assets, net	131,074	174,299	140,590
Other assets	136,396	139,109	140,277
Total assets	$1,254,174	$1,350,923	$1,227,476

LIABILITIES AND EQUITY

Borrowings under revolving credit agreement	$116,000	$250,000	$201,000
Trade accounts payable	294,255	295,826	190,611
Other accrued expenses	148,838	139,698	132,969
Total current liabilities	559,093	685,524	524,580

Long-term debt	198,726	198,540	198,633
Deferred rent	29,371	33,445	32,361
Other liabilities	59,286	42,692	58,186
Total other liabilities	287,383	274,677	289,180

Total Brown Shoe Company, Inc. shareholders’ equity	406,901	390,077	412,669
Noncontrolling interests	797	645	1,047
Total equity	407,698	390,722	413,716
Total liabilities and equity	$1,254,174	$1,350,923	$1,227,476

SCHEDULE 3

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	26 Weeks Ended
(Thousands)	July 28, 2012	July 30, 2011
OPERATING ACTIVITIES:
Net loss	$(1,086)	$(1,127)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	26,726	29,428
Amortization of debt issuance costs	1,256	1,163
Loss on early extinguishment of debt	-	1,003
Share-based compensation expense	3,275	3,007
Tax (benefit) deficiency related to share-based plans	(738)	453
Loss on disposal of facilities and equipment	1,358	454
Impairment charges for facilities and equipment	3,131	746
Impairment of intangible assets	5,777	-
Deferred rent	(2,990)	(1,233)
Provision for doubtful accounts	1,008	422
Changes in operating assets and liabilities, net of acquired business:
Receivables	18,997	(23,921)
Inventories	(59,363)	(56,405)
Prepaid expenses and other current and noncurrent assets	2,864	9,247
Trade accounts payable	103,668	115,236
Accrued expenses and other liabilities	16,961	(33,999)
Other, net	(1,484)	(1,011)
Net cash provided by operating activities	119,360	43,463

INVESTING ACTIVITIES:
Capital expenditures	(27,102)	(21,781)
Acquisition cost	-	(156,636)
Cash recognized on initial consolidation	-	3,121
Net cash used for investing activities	(27,102)	(175,296)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	334,000	965,500
Repayments under revolving credit agreement	(419,000)	(913,500)
Proceeds from issuance of 2019 Senior Notes	-	198,540
Redemption of 2012 Senior Notes	-	(150,000)
Dividends paid	(6,005)	(6,197)
Debt issuance costs	-	(5,828)
Acquisition of treasury stock	-	(22,408)
Issuance of common stock under share-based plans, net	(2,058)	693
Tax benefit (deficiency) related to share-based plans	738	(453)
Net cash (used for) provided by financing activities	(92,325)	66,347
Effect of exchange rate changes on cash and cash equivalents	(218)	1,491
Decrease in cash and cash equivalents	(285)	(63,995)
Cash and cash equivalents at beginning of period	47,682	126,548

Cash and cash equivalents at end of period	$47,397	$62,553

SCHEDULE 4

BROWN SHOE COMPANY, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	13 Weeks Ended July 28, 2012			13 Weeks Ended July 30, 2011
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$(2,535)	$(0.06)		$(4,609)	$(0.11)

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	$12,355	7,951	0.19	$-	-	-
Organizational change	2,283	1,395	0.03	-	-	-
ASG acquisition and integration-related costs	-	-	-	689	438	0.01
ASG cost of good sold adjustment (1)	-	-	-	1,479	873	0.02
Loss on early extinguishment of debt	-	-	-	1,003	638	0.02

Total charges/other items	$14,638	9,346	0.22	$3,171	1,949	0.05

Adjusted earnings		$6,811	$0.16		$(2,660)	$(0.06)

	26 Weeks Ended July 28, 2012			26 Weeks Ended July 30, 2011
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$(840)	$(0.02)		$(921)	$(0.02)

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	$24,446	15,834	0.37	$-	-	-
Organizational change	2,283	1,395	0.03	-	-	-
ASG acquisition and integration-related costs	675	441	0.01	2,433	2,105	0.04
ASG cost of goods sold adjustment (1)	-	-	-	4,189	2,477	0.05
Loss on early extinguishment of debt	-	-	-	1,003	638	0.02

Total charges/other items	$27,404	17,670	0.41	$7,625	5,220	0.11

Adjusted earnings		$16,830	$0.39		$4,299	$0.09

	52 Weeks Ended July 28, 2012			52 Weeks Ended July 30, 2011
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$24,670	$0.58		$21,005	$0.47

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	$43,600	27,870	0.65	$-	-	-
Gain on sale of subsidiary	(20,635)	(13,965)	(0.32)	-	-	-
Organizational change	2,283	1,395	0.03	-	-	-
ASG acquisition and integration-related costs	4,699	2,855	0.06	3,552	2,829	0.06
ASG cost of goods sold adjustment (1)	-	-	-	4,189	2,477	0.06
Loss on early extinguishment of debt	-	-	-	1,003	638	0.01
IT initiatives	-	-	-	3,187	2,088	0.05

Total charges/other items	$29,947	18,155	0.42	$11,931	8,032	0.18

Adjusted earnings		$42,825	$1.00		$29,037	$0.65

(1) In accordance with GAAP, purchase accounting rules require the company to record inventory at fair value (i.e., expected selling price less costs to sell) on the acquisition date. This results in lower than typical gross margins when the acquired inventory is sold. This adjustment reflects the elimination of the unfavorable impact of lower gross margins for ASG product sold in the first and second quarters of 2011.

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Net Sales	$350,318	$344,930	$194,966	$215,117	$53,995	$60,543	$-	$-	$599,279	$620,590

Gross Profit	$156,919	$148,995	$55,554	$60,414	$21,341	$24,196	$-	$-	$233,814	$233,605
Adjusted Gross Profit	$156,919	$148,995	$56,949	$61,893	$21,316	$24,196	$-	$-	$235,184	$235,084

Gross Profit Rate	44.8%	43.2%	28.5%	28.1%	39.5%	40.0%	-	-	39.0%	37.6%
Adjusted Gross Profit Rate	44.8%	43.2%	29.2%	28.8%	39.5%	40.0%	-	-	39.2%	37.9%

Operating Earnings (Loss)	$20,539	$7,495	$(2,548)	$2,925	$(5,795)	$(3,012)	$(10,911)	$(8,406)	$1,285	$(998)
Adjusted Operating Earnings (Loss)	$20,845	$7,495	$6,703	$4,404	$(3,247)	$(3,012)	$(8,378)	$(7,717)	$15,923	$1,170

Operating Earnings (Loss) %	5.9%	2.2%	(1.3%)	1.4%	(10.7%)	(5.0%)	-	-	0.2%	(0.2%)
Adjusted Operating Earnings (Loss) %	6.0%	2.2%	3.4%	2.0%	(6.0%)	(5.0%)	-	-	2.7%	0.2%

Same-store Sales %	3.9%	0.2%	-	-	(1.5%)	5.2%	-	-	-	-

Number of Stores	1,054	1,116	-	-	224	245	-	-	1,278	1,361

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Gross Profit	$156,919	$148,995	$55,554	$60,414	$21,341	$24,196	$-	$-	$233,814	$233,605

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	1,395	-	(25)	-	-	-	1,370	-
ASG cost of good sold adjustment	-	-	-	1,479	-	-	-	-	-	1,479

Total charges/other items	-	-	1,395	1,479	(25)	-	-	-	1,370	1,479

Adjusted Gross Profit	$156,919	$148,995	$56,949	$61,893	$21,316	$24,196	$-	$-	$235,184	$235,084

Operating Earnings (Loss)	$20,539	$7,495	$(2,548)	$2,925	$(5,795)	$(3,012)	$(10,911)	$(8,406)	$1,285	$(998)

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	306	-	9,251	-	2,548	-	250	-	12,355	-
Organizational change	-	-	-	-	-	-	2,283	-	2,283	-
ASG cost of good sold adjustment	-	-	-	1,479	-	-	-	-	-	1,479
ASG acquisition and integration-related costs	-	-	-	-	-	-	-	689	-	689

Total charges/other items	306	-	9,251	1,479	2,548	-	2,533	689	14,638	2,168

Adjusted Operating Earnings (Loss)	$20,845	$7,495	$6,703	$4,404	$(3,247)	$(3,012)	$(8,378)	$(7,717)	$15,923	$1,170

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended
	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Net Sales	$697,425	$687,657	$418,169	$432,181	$110,126	$120,307	$-	$-	$1,225,720	$1,240,145

Gross Profit	$312,059	$305,629	$116,309	$126,365	$44,510	$49,575	$-	$-	$472,878	$481,569
Adjusted Gross Profit	$312,059	$305,629	$118,794	$130,554	$44,706	$49,575	$-	$-	$475,559	$485,758

Gross Profit Rate	44.7%	44.4%	27.8%	29.2%	40.4%	41.2%	-	-	38.6%	38.8%
Adjusted Gross Profit Rate	44.7%	44.4%	28.4%	30.2%	40.6%	41.2%	-	-	38.8%	39.2%

Operating Earnings (Loss)	$38,840	$26,277	$(569)	$8,944	$(9,322)	$(6,756)	$(18,969)	$(17,383)	$9,980	$11,082
Adjusted Operating Earnings (Loss)	$46,171	$26,277	$12,978	$13,133	$(5,785)	$(6,756)	$(15,980)	$(14,950)	$37,384	$17,704

Operating Earnings (Loss) %	5.6%	3.8%	(0.1%)	2.1%	(8.5%)	(5.6%)	-	-	0.8%	0.9%
Adjusted Operating Earnings (Loss) %	6.6%	3.8%	3.1%	3.0%	(5.3%)	(5.6%)	-	-	3.0%	1.4%

Same-store Sales %	3.2%	(1.9%)	-	-	0.5%	2.1%	-	-	-	-

Number of Stores	1,054	1,116	-	-	224	245	-	-	1,278	1,361

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended
	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Gross Profit	$312,059	$305,629	$116,309	$126,365	$44,510	$49,575	$-	$-	$472,878	$481,569

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	2,485	-	196	-	-	-	2,681	-
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189

Total charges/other items	-	-	2,485	4,189	196	-	-	-	2,681	4,189

Adjusted Gross Profit	$312,059	$305,629	$118,794	$130,554	$44,706	$49,575	$-	$-	$475,559	$485,758

Operating Earnings (Loss)	$38,840	$26,277	$(569)	$8,944	$(9,322)	$(6,756)	$(18,969)	$(17,383)	$9,980	$11,082

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	7,331	-	12,872	-	3,537	-	706	-	24,446	-
Organizational change	-	-	-	-	-	-	2,283	-	2,283	-
ASG acquisition and integration-related costs	-	-	675	-	-	-	-	2,433	675	2,433
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189

Total charges/other items	7,331	-	13,547	4,189	3,537	-	2,989	2,433	27,404	6,622

Adjusted Operating Earnings (Loss)	$46,171	$26,277	$12,978	$13,133	$(5,785)	$(6,756)	$(15,980)	$(14,950)	$37,384	$17,704

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended
	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Net Sales	$1,466,082	$1,464,709	$856,861	$833,198	$245,456	$262,855	$-	$-	$2,568,399	$2,560,762

Gross Profit	$641,651	$650,852	$246,290	$237,676	$100,008	$110,565	$-	$-	$987,949	$999,093
Adjusted Gross Profit	$641,651	$650,852	$250,332	$241,865	$100,586	$110,565	$-	$-	$992,569	$1,003,282

Gross Profit Rate	43.8%	44.4%	28.7%	28.5%	40.7%	42.1%	-	-	38.5%	39.0%
Adjusted Gross Profit Rate	43.8%	44.4%	29.2%	29.0%	41.0%	42.1%	-	-	38.6%	39.2%

Operating Earnings (Loss)	$75,078	$72,762	$7,226	$23,465	$(10,193)	$(7,071)	$(37,663)	$(38,869)	$34,448	$50,287
Adjusted Operating Earnings (Loss)	$85,161	$72,762	$35,313	$28,024	$(5,663)	$(7,071)	$(29,781)	$(32,500)	$85,030	$61,215

Operating Earnings (Loss) %	5.1%	5.0%	0.8%	2.8%	(4.2%)	(2.7%)	-	-	1.3%	2.0%
Adjusted Operating Earnings (Loss) %	5.8%	5.0%	4.1%	3.4%	(2.3%)	(2.7%)	-	-	3.3%	2.4%

Same-store Sales %	1.2%	3.1%	-	-	0.9%	2.4%	-	-	-	-

Number of Stores	1,054	1,116	-	-	224	245	-	-	1,278	1,361

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended		52 Weeks Ended
	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,
(Thousands)	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

Gross Profit	$641,651	$650,852	$246,290	$237,676	$100,008	$110,565	$-	$-	$987,949	$999,093

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	4,042	-	578	-	-	-	4,620	-
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189

Total charges/other items	-	-	4,042	4,189	578	-	-	-	4,620	4,189

Adjusted Gross Profit	$641,651	$650,852	$250,332	$241,865	$100,586	$110,565	$-	$-	$992,569	$1,003,282

Operating Earnings (Loss)	$75,078	$72,762	$7,226	$23,465	$(10,193)	$(7,071)	$(37,663)	$(38,869)	$34,448	$50,287

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	10,083	-	24,919	-	4,530	-	4,068	-	43,600	-
Organizational change	-	-	-	-	-	-	2,283	-	2,283	-
ASG acquisition and integration-related costs	-	-	3,168	-	-	-	1,531	3,552	4,699	3,552
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189
IT Initiatives	-	-	-	370	-	-	-	2,817	-	3,187

Total charges/other items	10,083	-	28,087	4,559	4,530	-	7,882	6,369	50,582	10,928

Adjusted Operating Earnings (Loss)	$85,161	$72,762	$35,313	$28,024	$(5,663)	$(7,071)	$(29,781)	$(32,500)	$85,030	$61,215

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	13 Weeks Ended		26 Weeks Ended		52 Weeks Ended
	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,
(Thousands, except per share data)	2012	2011	2012	2011	2012	2011

Net (loss) earnings attributable to Brown Shoe Company, Inc.:
Net earnings from continuing operations	$(2,714)	$(5,451)	$(1,086)	$(2,103)	$9,741	$19,634
Net loss attributable to noncontrolling interests	179	159	246	206	239	395
Net earnings allocated to participating securities	-	-	-	-	(480)	(765)
Net (loss) earnings from continuing operations	(2,535)	(5,292)	(840)	(1,897)	9,500	19,264

Net earnings from discontinued operations	-	683	-	976	14,690	976
Net earnings allocated to participating securities	-	-	-	-	(694)	(37)
Net earnings from discontinued operations	-	683	-	976	13,996	939

Net (loss) earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$(2,535)	$(4,609)	$(840)	$(921)	$23,496	$20,203

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	40,687	41,852	40,555	42,164	40,322	42,262
Dilutive effect of share-based awards for continuing operations and discontinued operations	-	-	-	-	367	421
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	40,687	41,852	40,555	42,164	40,689	42,683

Basic (loss) earnings per share:
From continuing operations	$(0.06)	$(0.13)	$(0.02)	$(0.04)	$0.23	$0.46
From discontinued operations	-	0.02	-	0.02	0.35	0.02
Basic (loss) earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$(0.06)	$(0.11)	$(0.02)	$(0.02)	$0.58	$0.48

Diluted (loss) earnings per share:
From continuing operations	$(0.06)	$(0.13)	$(0.02)	$(0.04)	$0.23	$0.45
From discontinued operations	-	0.02	-	0.02	0.35	0.02
Diluted (loss) earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$(0.06)	$(0.11)	$(0.02)	$(0.02)	$0.58	$0.47

SCHEDULE 7

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	13 Weeks Ended		26 Weeks Ended		52 Weeks Ended
	July 28,	July 30,	July 28,	July 30,	July 28,	July 30,
(Thousands, except per share data)	2012	2011	2012	2011	2012	2011

Adjusted net earnings (loss) attributable to Brown Shoe Company, Inc.:
Adjusted net earnings (loss) from continuing operations	$6,632	$(3,502)	$16,584	$3,117	$27,896	$27,666
Net loss attributable to noncontrolling interests	179	159	246	206	239	395
Net earnings allocated to participating securities	(352)	-	(843)	(225)	(1,339)	(1,068)
Adjusted net earnings (loss) from continuing operations	6,459	(3,343)	15,987	3,098	26,796	26,993

Net earnings from discontinued operations	-	683	-	976	14,690	976
Net earnings allocated to participating securities	-	-	-	(40)	(694)	(37)
Net earnings from discontinued operations	-	683	-	936	13,996	939

Adjusted net earnings (loss) attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$6,459	$(2,660)	$15,987	$4,034	$40,792	$27,932

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	40,687	41,852	40,555	42,164	40,322	42,262
Dilutive effect of share-based awards for continuing operations and discontinued operations	88	-	223	540	367	421
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	40,775	41,852	40,778	42,704	40,689	42,683

Basic adjusted earnings (loss) per share:
From continuing operations	$0.16	$(0.08)	$0.39	$0.08	$0.66	$0.64
From discontinued operations	-	0.02	-	0.02	0.35	0.02
Basic adjusted earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholders	$0.16	$(0.06)	$0.39	$0.10	$1.01	$0.66

Diluted adjusted earnings (loss) per share:
From continuing operations	$0.16	$(0.08)	$0.39	$0.07	$0.65	$0.63
From discontinued operations	-	0.02	-	0.02	0.35	0.02
Diluted adjusted earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholders	$0.16	$(0.06)	$0.39	$0.09	$1.00	$0.65